UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of Report) May 17, 2006
(Date of earliest event reported) May 17, 2006
ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12202 (Commission File Number)	93-1120873 (IRS Employer Identification No.)

100 West Fifth Street Tulsa, Oklahoma (Address of principal executive offices)	74103-4298 (Zip Code)
Registrant’s telephone number, including area code: (918) 588-7000
Northern Border Partners, L.P.
13710 FNB Parkway
Omaha, NE 68154-5200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On May 17, 2006, Northern Border Partners’ policy committee changed the name of the partnership to ONEOK Partners, L.P. and they also approved other governance changes. The current policy and audit committees are replaced with a board of directors, including an audit committee, of ONEOK Partners GP, L.L.C., now the sole general partner of ONEOK Partners.
Starting May 22, 2006, ONEOK Partners’ common units will trade on the New York Stock Exchange under the trading symbol “OKS” and the new CUSIP number is 68268N 10 3.
ONEOK, Inc. and ONEOK Partners, L.P. issued a joint press release announcing these changes, a copy of which is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
     Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ONEOK, Inc and ONEOK Partners, L.P. dated May 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.
By:	ONEOK Partners GP, L.L.C., General Partner

Date: May 17, 2006	By:	/s/ Jim Kneale
Jim Kneale
Executive Vice President and Chief Financial Officer (Chief Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated May 17, 2006.

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